UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2008

STANDARD MICROSYSTEMS CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-7422	11-2234952
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

80 Arkay Drive, Hauppauge, New York		11788-3728
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	631 434-6300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 3, 2008, the Registrant announced that Steven J. Bilodeau intended to resign as President and Chief Executive Officer upon completion of a search for his replacement. Mr. Bilodeau will retire as President and Chief Executive Officer and acting Chief Financial Officer effective October 20, 2008. In order to insure a smooth transition, Mr. Bilodeau shall continue to be employed by the Company until February 2009 as a non-operating executive pursuant to the terms and conditions of the Transition Agreement between himself and the Registrant dated June 3, 2008 and filed as Exhibit 99.1 to the Registrant’s Form 8-k filed on June 6, 2008.

(c) Also effective October 1, 2008 the Board of Directors of the Registrant (the "Board") appointed Christine King to the position of President and Chief Executive Officer and acting Chief Financial Officer, starting October 20, 2008. The Board also elected Ms. King as a Director effective October 20, 2008 to serve until the Registrant’s 2009 annual meeting of shareholders.

Ms. King served as President and Chief Executive Officer of AMI Semiconductor ("AMIS") from September 2001 until March 2008. Prior to joining AMIS, Ms. King held several executive positions at IBM, including Vice President of Semiconductor Products for IBM Microelectronics. Ms. King also currently serves on the boards of ON Semiconductor Corporation, Idaho Power Company and Atheros Communications.

Item 7.01 Regulation FD Disclosure.

On October 1, 2008 the Registrant issued a press release announcing the appointment of Ms. King as set forth in Item 5.02 of this Form 8-K. A copy of the press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

( d ) Exhibits
99.1 - Press release dated October 1, 2008.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MICROSYSTEMS CORPORATION

October 1, 2008	By:	/s/ Steven J. Bilodeau

Name: Steven J. Bilodeau
Title: Chairman, Chief Executive Officer and President

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release dated October 1, 2008